                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2001


                             THE JOHN NUVEEN COMPANY
             (Exact name of registrant as specified in its charter)





DELAWARE                            1-11123                      36-3817266
--------                            --------                     ----------
(STATE OR OTHER                     (COMMISSION                  (IRS EMPLOYER
JURISDICTION OF                     FILE NUMBER)                 IDENTIFICATION
INCORPORATION)                                                   NUMBER)




                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                 ----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 (312) 917-7700
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  OTHER EVENTS

As previously disclosed under cover of a Current Report on Form 8-K filed on June 20, 2001, The John Nuveen Company completed its purchase of Symphony Asset Management, LLC.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A) Financial Statements of Business Acquired

         1) Audited Financial Statements of Symphony Asset Management, LLC
                  a)       Balance Sheet as of March 31, 2001
                  b)       Statement of Income for the Year Ended March 31, 2001
                  c)       Consolidated Statement of Changes in Members' Equity
                  d)       Consolidated Statement of Cash Flows
                  e)       Notes to the Consolidated Financial Statements
                  f)       Independent Auditors' Report

B) Pro Forma Financial Information

         Not Applicable


C) Exhibits

         99-1)    Independent Auditors' Consent

SYMPHONY ASSET
MANAGEMENT, LLC
AND SUBSIDIARY


CONSOLIDATED FINANCIAL STATEMENTS FOR
THE FISCAL YEAR ENDED MARCH 31, 2001
AND INDEPENDENT AUDITORS' REPORT

SYMPHONY ASSET MANAGEMENT, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
MARCH 31, 2001
--------------------------------------------------------------------------------


ASSETS

CASH AND CASH EQUIVALENTS                                            $16,251,882

ACCOUNTS RECEIVABLE                                                   11,194,581

ACCOUNTS RECEIVABLE - MAESTRO                                            185,000

INVESTMENTS IN LIMITED PARTNERSHIPS                                    1,309,010

INVESTMENT IN NETNET VENTURES FUND I, LP                                 754,367

FURNITURE, FIXTURES, AND EQUIPMENT, at cost, less accumulated
  depreciation and amortization of $1,310,828                          1,038,151

PREPAID EXPENSES                                                         206,945
                                                                     -----------

TOTAL ASSETS                                                         $30,939,936
                                                                     ===========


LIABILITIES AND MEMBERS' EQUITY

LIABILITIES:
  Accrued compensation expense                                       $ 5,298,428
  Accounts payable and other accrued expenses                            218,637
  Due to Barra, Inc.                                                  13,789,819
                                                                     -----------

           Total liabilities                                          19,306,884

MINORITY INTEREST IN NET ASSETS OF NETNET VENTURES, LLC                  427,727

MEMBERS' EQUITY                                                       11,205,325
                                                                     -----------

TOTAL LIABILITIES AND MEMBERS' EQUITY                                $30,939,936
                                                                     ===========

See notes to consolidated financial statements.

SYMPHONY ASSET MANAGEMENT, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

REVENUES:
  Management fees                                                  $ 26,239,587
  Performance fees                                                   35,614,682
  Interest income, net of interest expense of $209,070                  310,665
  Other income                                                          586,978
                                                                   ------------

           Total revenues                                            62,751,912
                                                                   ------------

EXPENSES:
  Compensation and benefits                                          18,983,452
  Purchased data                                                      1,067,853
  Professional fees                                                     950,401
  Data processing and software                                          944,413
  Occupancy and equipment                                               928,350
  Related party service charges                                         750,000
  Travel and entertainment                                              439,047
  Taxes and licenses                                                    299,929
  Insurance                                                             298,332
  Communications                                                        143,462
  Other                                                                  78,606
                                                                   ------------

           Total expenses                                            24,883,845
                                                                   ------------

           Subtotal                                                  37,868,067

MINORITY INTERESTS' SHARE OF INCOME IN NETNET VENTURES, LLC             (17,726)
                                                                   ------------

INCOME ALLOCABLE TO MEMBERS                                        $ 37,850,341
                                                                   ============


See notes to consolidated financial statements.

SYMPHONY ASSET MANAGEMENT, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

                                          CLASS 1            CLASS 3           CLASS 4        CLASS 5
                                          MEMBER              MEMBER           MEMBER         MEMBER          TOTAL
BALANCE, April 1, 2000                  $ 2,045,309       $  1,986,314     $  12,012,974    $ 359,234     $ 16,403,831

Income                                                      18,460,633        19,389,708                    37,850,341

Contributions - Property                     39,927                                                             39,927

Distributions - Property                                                                     (359,234)        (359,234)

Distributions - Cash                                       (19,854,754)      (22,874,786)                  (42,729,540)
                                        -----------       -------------    -------------    ---------     ------------

BALANCE, March 31, 2001                 $ 2,085,236       $    592,193     $   8,527,896    $    -        $ 11,205,325
                                        ===========       ============     =============    =========     ============


SYMPHONY ASSET MANAGEMENT, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Income allocable to members                                                 $ 37,850,341
  Adjustments to reconcile net income allocable to members to net cash provided by operating activities:
    Depreciation and amortization                                                  229,539
    Undistributed earnings on investments in limited partnerships                 (591,293)
    Minority interest share of NetNet Ventures, LLC income                          17,726
    Cash provided (used) by changes in operating assets and liabilities:
      Accounts receivable                                                       (2,395,234)
      Prepaid expense                                                                1,861
      Accounts payable and accrued expenses                                       (187,552)
      Due to Barra, Inc.                                                         2,734,723
                                                                              ------------

           Net cash provided by operating activities                            37,660,111
                                                                              ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investment in NetNet Ventures Fund I, LP                                        (750,000)
  Purchases of furniture, fixtures, and equipment                                 (180,320)
                                                                              ------------

           Net cash used by investing activities                                  (930,320)
                                                                              ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributions from minority investors in NetNet Ventures, LLC                    410,001
  Distributions to members                                                     (42,729,540)
                                                                              ------------

           Net cash used by financing activities                               (42,319,539)
                                                                              ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                       (5,589,748)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                             21,841,630
                                                                              ------------

  End of year                                                                 $ 16,251,882
                                                                              ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION -
  Cash paid during the year for interest                                      $    248,275

SUPPLEMENTAL DISCLOSURE OF NON CASH TRANSACTIONS:
  Property contributed by Members                                                   39,927
  Property distributed to Members                                                 (359,234)

See notes to consolidated financial statements.

SYMPHONY ASSET MANAGEMENT, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------


1.       THE COMPANY

         Symphony Asset Management, LLC, (the "Company") is a California Limited Liability Corporation formed on July 16, 1996. The Company is owned and managed by Maestro LLC ("Maestro"), and by Symphony Asset Management, Inc. ("Symphony Inc."). The capitalization of the Company consists of 3 Member Classes (Class 1, Class 3, and Class 4, as defined in the Operating Agreement, as amended). During the year ended March 31, 2001, Class 5 interests were distributed in the form of property to its members. This property was originally contributed in a prior year, but was never used in the operations of the Company. Class 1 and Class 4 interests are owned by Symphony Inc., while the Class 3 interest is owned by Maestro. In the event of a sale or liquidation of the business, Class 1 interest would receive a preferential distribution of $2.1 million prior to the payout of any other capital account and the remaining proceeds would be shared equally between Symphony Inc. and Maestro, after receiving distributions of their respective capital account balances. Income is divided equally between Class 3 and Class 4 members, subject to certain adjustments, as defined in the Operating Agreement.

         Maestro is owned and managed by the executive officers of the Company and Symphony Inc. Symphony Inc. is a registered investment adviser under the Investment Advisers Act of 1940 (the "Act") of the Securities and Exchange Commission and is a wholly owned subsidiary of Barra, Inc. ("Barra"). Barra develops and distributes risk management tools to investment professionals.

         The Company is a San Francisco based investment manager and is a registered investment adviser under the Act. The Company employs money management professionals and proprietary quantitative investment models to manage and service assets through diverse investment products and vehicles. The Company's investment objective is to achieve superior investment returns uncorrelated to major market indices. The Company's products include a range of market-neutral and long-only equity products as well as market-neutral fixed income and convertible arbitrage strategies.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION - The accompanying consolidated financial statements include the accounts of Symphony Asset Management, LLC and its 51% owned subsidiary NetNet Ventures, LLC. The minority interest in the net assets of NetNet Ventures, LLC represents the 49% interest owned by the limited members. All significant intercompany transactions and balances have been eliminated.

         ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Such estimates relate to accounts receivable, marketable investments, investment in NetNet Ventures Fund I, LP, fair value of financial instruments, related party expenses, equity appreciation awards, and useful lives of furniture, fixtures, and equipment. Actual results could differ from such estimates.

         CASH AND CASH EQUIVALENTS include money market funds and certificates of deposit with original maturities of three months or less.

         INVESTMENTS IN LIMITED PARTNERSHIPS represents the Company's (through the Company's subsidiary NetNet Ventures, LLC) general partner interest in investment funds managed by the Company. The underlying investment funds hold both long and short positions in equity securities and at times buy and sell short-term market indexed instruments, which the Company as manager of the funds uses to hedge general market risk. These marketable investments are accounted for using the equity method, with the Company's proportionate share of income or loss from the underlying investment funds included in other income.

         INVESTMENT IN NETNET VENTURES FUND I, LP (THE "VENTURES FUND") represents the Company's general partner interest in the Ventures Fund and is accounted for using the equity method, with the Company's proportionate share of income or loss from the Ventures Fund included in other income. The Ventures Fund invests in securities of privately held companies that are generally in their early stage of development. Accordingly, a ready market for such investments does not exist. The fair market values of the investments of the Ventures Fund have been estimated by the Company (in its capacity as general partner) in absence of readily obtainable market values. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

         FURNITURE, FIXTURES, AND EQUIPMENT are stated at cost. Computers, office equipment and furniture and fixtures have economic useful lives of five years and are depreciated using the straight-line method. Leasehold improvements are amortized using the straight-line method over lesser of their useful lives or the periods of the corresponding leases.

         REVENUE RECOGNITION - Revenues are derived from two main sources: management fees and performance fees. Management fees are recognized ratably over the period that assets are under management at rates specified in the individual account management agreements. Performance fees are recognized only at the performance measurement dates contained in the individual account management agreements and are dependent upon performance of the account relative to agreed upon benchmarks.

         INCOME TAXES are not provided for since all income generated from the Company's operations is recognized and reported by the members of the Company.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company's financial instruments include cash and cash equivalents, accounts receivable, marketable investments, prepaid expenses, accounts payable, and certain accrued liabilities. Management believes that the carrying amounts of these items are a reasonable estimate of their fair values.

         New Accounting Statements - In June 1998, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("Statement 133"). Statement 133 establishes accounting and reporting standards requiring that all derivative instruments are recorded on the balance sheet as either an asset or a liability, measured at its fair value. The statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met and such hedge accounting treatment is elected. The adoption of Statement 133 on April 1, 2001 did not have a material effect on the Company's financial position, results of operations, or cash flows.

3.       COMPENSATION PROGRAMS

         Employees receive bonuses based on the financial performance of the Company. These bonuses are generally calculated based on a percentage of income earned during the year. These bonuses totaled $12,542,432 for 2001, and are included in compensation and benefits in the consolidated statement of income. $5,111,986 of this amount was incurred on behalf of key employees, as described in Note 4.

         Beginning on April 1, 1999, the Company granted awards to certain key employees under an Equity Appreciation Plan ("EAP"). The EAP provides discretionary awards equal to a certain percentage interest in the equity of the Company which vest over time until retirement, or immediately in the event of death, disability, or sale of the Company. At March 31, 2001, awards representing an interest of approximately 8% in the Company had been granted. Compensation expense on each award is measured as the difference between the fair value of the award at the date of grant and the exercise price of the award. Compensation expense for each award is initially deferred and then charged to compensation expense evenly over the remaining period of the employee's estimated service period, until retirement, which is projected to be at age 55. Compensation expense on EAP awards for the year ended March 31, 2001 was $972,000. As of March 31, 2001, the accrued compensation expense includes $1,095,667 related to such EAP awards.

4.       TRANSACTIONS WITH RELATED PARTIES

         As discussed in Note 2, the Company manages investment funds for which it also serves as the general partner. During the year ended March 31, 2001, management fees and performance fees earned from such investment funds totaled $8,111,057 and $8,950,918, respectively.

         As discussed in Note 3, bonuses are paid to key employees based on the performance of the Company. Some of these employees are also the owners and managers of Maestro. Compensation expense, including compensation not based on the performance of the Company, incurred for these employees during the fiscal year was $6,311,986.

         The Company is required to pay interest to the Class 1 members on the capital within their capital accounts equal to the Prime rate plus 1 percent during the year, which is guaranteed to the Class 1 members before distribution of income to the other members. This interest, in the amount of $209,070 in the current fiscal year, is accounted for as an expense, as designated in the Operating Agreement of the Company.

         The Company assists Symphony Inc. in its sub-advisory role of a third party mutual fund. Pursuant to a revenue and expense sharing agreement with Symphony Inc., Symphony Inc. remits all sub-advisory fees earned from such mutual fund to the Company, as well as requests reimbursement from the Company for all expenses incurred in the sub-advisory role. The revenues remitted and expenses reimbursed to and from the Company were $662,425 and $405,450, respectively, during the year ended March 31, 2001.

         Barra provides certain general and administrative services (principally human resource, accounting, legal, information services, and facilities) to the Company. The Company also utilizes Barra's software and data as part of its investment process. Barra and Symphony estimate the value of such services to be approximately $750,000 for the 2001 fiscal year. Such amount is included in related party service charges in the accompanying consolidated statement of income. Barra also pays certain expenses on behalf of the Company, for which the Company reimburses Barra. At March 31, 2001, the amount due to Barra totaled $13,789,819.

5.       COMMITMENTS AND CONTINGENCIES

         The Company leases office equipment and office space for use in its operations. Total rent expense for the year ended March 31, 2001, was $601,029.

      The following is a schedule of future minimum lease payments for the fiscal years ending March 31:



2002                                          $  711,049
2003                                             800,212
2004                                             711,000
2005                                             351,015
                                              ----------

Total                                         $2,573,276
                                              ==========

         The Company has an arrangement with a data provider that charges fees based on a percentage of assets under management. This agreement runs through December 31, 2004. For the fiscal year ending March 31, 2001, $274,390 was paid pursuant to this agreement.

         The nature of the Company's business subjects it to claims, lawsuits, regulatory examinations and other proceedings in the ordinary course of business. There were no such claims or proceedings asserted, or known to be likely of assertion, against the Company as of March 31, 2001.

6.       OFF-BALANCE SHEET RISKS

         In the course of its business, the Company manages several limited partnership investment funds. Under the terms of the partnerships' operating agreements, the Company participates in the partnerships as a general partner and invests a portion of its money in these partnerships. These partnerships invest their cash in marketable securities on both a long and short basis and could incur losses or gains as a result of changes in the market value of these securities.

7.       SUBSEQUENT EVENTS

         As of June 13, 2001, the owners of the Company were negotiating to sell all of their membership interest to a third party.


                                     ******

INDEPENDENT AUDITORS' REPORT


To the Members of
  Symphony Asset Management, LLC
San Francisco, California

We have audited the accompanying consolidated balance sheet of Symphony Asset Management, LLC (a Limited Liability Corporation operated by Symphony Asset Management, Inc. and Maestro, LLC) and subsidiary (the "Company") as of March 31, 2001, and the related consolidated statements of income, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the companies as of March 31, 2001, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




June 13, 2001

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE JOHN NUVEEN COMPANY
                                          (Registrant)













DATE:       August 15, 2001               /s/ Margaret E. Wilson
                                          -------------------------
                                          Margaret E. Wilson
                                          Senior Vice President of Finance
                                          (Principal Accounting Officer)